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                                                                    Exhibit 23.1

                         CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Experts" and to the use of our report dated February 2, 2001, in Post-Effective Amendment No. 1 to Registration Statement (Form SB-2 No. 333-41356) dated February 6, 2001 and related Prospectus of Aquasearch, Inc. for the registration of 20,000,000 shares of its common stock.

                                                   /s/ Ernst & Young LLP




Honolulu, Hawaii
February 2, 2001